Exhibit 99.2

PRENTISS

PROPERTIES

TRUST

SUPPLEMENTAL OPERATING & FINANCIAL DATA

FOR THE QUARTER ENDED MARCH 31, 2005

Where to Get More Information

Prentiss Properties welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquiries to our Investor Relations Department at the following:

By phone
Switchboard	214.654.0886
Investor Relations	214.654.5720

By facsimile	214.350.2437

By email	ir@pplinc.com

By mail	Prentiss Properties Trust
Investor Relations
3890 W. Northwest Hwy.
Suite 400
Dallas, Texas 75220

Web site	www.prentissproperties.com

Tentative Earnings Announcements and Dividend Declarations

	2005 Q2	2005 Q3	2005 Q4
Earnings Announcements	7/19	10/18	1/31
Dividend Declarations	6/8	9/7	12/7

Prentiss Properties Trust

Supplemental Information

1st Quarter 2005

Overview and Highlights
Financial Highlights	1
Calculation of FFO and FAD	2
Calculation of NOI	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5
Joint Venture Financial Summary	6
Same Store Growth	7
Portfolio Analysis	8
Significant Tenants	9
Industry Diversification	10

Leasing
Leasing Activity Summary	11
Year-To-Date Renewal Analysis	12
Lease Expirations	13-16

Capital Expenditures
Development, Leasing and Capital Expenditure Summary	17
Capital Expenditures	18
Year-to-Date Non Incremental Leasing Cost Analysis	19
Non-Incremental Leasing Cost Analysis by City	20

Development
Summary of Land Held for Future Development	21
Summary of Development Activity	22
Description and Facts for Properties Under Development	23

Other Information
Acquisition and Disposition Activity	24
Description and Facts for Properties Acquired	25
Summary of Properties Owned and Managed	26
Selected Property Data	27-29
Summary of Financing	30
Return on Invested Capital/Stock Performance	31
Definitions of Non-GAAP Financial Measures	32-34

Financial Highlights

(dollar in thousands, except per share amounts, shares and units in thousands)

	For the Three Months Ended or as of
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Financial Information (1)
Assets	2,336,131	2,306,522	2,240,255	2,283,555	2,186,998
Gross Book Value of Real Estate Assets	2,255,773	2,227,015	2,173,045	2,211,098	2,139,087
Unsecured Debt	413,026	406,260	367,830	413,900	307,450
Secured Debt	855,268	807,047	781,393	772,635	810,884
Weighted Average Maturity (years) (2)	7.0	4.1	4.4	4.4	4.6
NOI	55,949	57,067	58,479	57,582	58,961
Total Property Revenues (3)	95,237	94,732	93,477	93,326	92,949
Total Property Expenses (4)	36,363	36,257	32,421	33,413	32,829
Property NOI	58,874	58,475	61,056	59,913	60,120
Property Operating Margin	61.82%	61.73%	65.32%	64.20%	64.68%
Adjusted FFO/Share (5)	$0.73	$0.75	$0.77	$0.76	$0.77
Capitalization
Total Debt (1)	1,268,294	1,213,307	1,149,223	1,186,535	1,118,334
Total Common Shares Outstanding (6)	45,189	45,063	44,925	44,846	44,313
Total Convertible Preferred Shares Outstanding	3,774	3,774	3,774	3,774	3,774
Total OP Units Outstanding	1,329	1,335	1,417	1,437	1,437
Combined Shares and OP Units Outstanding	50,292	50,172	50,116	50,057	49,524
Share Price at Quarter End	$34.16	$38.20	$36.00	$33.52	$36.90
Equity Value of Common and Common Equivalents	1,717,975	1,916,570	1,804,176	1,677,911	1,827,436
Perpetual Preferred Equity				—	—
Total Market Capitalization	2,986,269	3,129,877	2,953,399	2,864,446	2,945,770
Debt/Total Market Capitalization	42.5%	38.8%	38.9%	41.4%	38.0%
Financial Ratios
Interest Coverage	2.89	3.01	3.02	2.99	3.11
Fixed Charge Coverage (including preferred dividends)	2.60	2.71	2.72	2.69	2.65
Adjusted FFO Pay-out (6)	76.69%	75.07%	72.62%	74.20%	74.00%
FAD Pay-out	114.68%	135.30%	105.23%	101.32%	106.26%
FAD Less Dividends	(3,606)	(7,330)	(1,395)	(365)	(1,394)
ROIC - Annualized NOI / Operating Real Estate	10.35%	10.33%	10.86%	10.71%	10.89%
ROIC - Annualized NOI / (Op. Real Estate + Net Deferred Leasing Cost)	9.40%	9.36%	9.95%	9.87%	10.04%
Annualized NOI / Total Assets (book value before depreciation)	8.56%	8.87%	9.36%	9.08%	9.67%
Debt / Total Assets (book value before depreciation)	48.52%	47.17%	46.01%	46.79%	45.84%
Debt / Annualized NOI	5.67	5.32	4.91	5.15	4.74

(1)	- Amounts adjusted to Prentiss Properties' ownership percentage for unconsolidated and consolidated joint ventures.

(2)	- Excludes our line of credit.

(3)	- Includes property revenues from discontinued operations.

(4)	- Includes property expenses from discontinued operations.

(5)	- Adjusted to add back impairment losses and debt defeasance related to real estate.

(6)	- Includes 63,741 shares in treasury related to our deferred compensation plan.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 1

Calculation of FFO and FAD

For Common Shares and Common Share Equivalents

(000s, except per share data)

	Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Funds from Operations (FFO):
Net income	$12,703	$14,078	$12,554	$18,792	$16,999
Adjustments:
Real estate depreciation and amortization(1)	24,407	24,294	24,368	23,785	22,982
Minority interests (2)	312	366	333	538	496
Minority interest share of depreciation and amortization	(1,431)	(1,377)	(1,181)	(1,303)	(821)
Pro rata share of joint venture depreciation and amortization	747	756	749	744	736
Issue costs of preferred units redeemed	—	—	—	—	(1,600)
(Gain)/loss on sale of real estate	(15)	(3,593)	1,821	(10,091)	(1,316)
FFO applicable to common and common equivalents	$36,723	$34,524	$38,644	$32,465	$37,476
Impairment losses and debt defeasance related to real estate	—	2,900	—	5,316	—
Adjusted FFO applicable to common and common equivalents	$36,723	$37,424	$38,644	$37,781	$37,476
Weighted average common shares, units and common shares equivalents (diluted)	50,214	50,174	50,086	49,738	48,896
Adjusted FFO per weighted average shares outstanding (diluted)	$0.73	$0.75	$0.77	$0.76	$0.77
Funds Available for Distribution (FAD):
Adjusted FFO	$36,723	$37,424	$38,644	$37,781	$37,476
Adjustments:
Straight-line rent adjustment	(2,221)	(2,053)	(2,199)	(2,231)	(2,479)
FAS 141 adjustment	(155)	(162)	(344)	(256)	10
Amortization of deferred financing fees	689	544	646	582	579
Capital expenditures	(10,479)	(14,987)	(10,077)	(8,209)	(9,485)
FAD	$24,557	$20,766	$26,670	$27,667	$26,101
Weighted average common shares, units and common shares equivalents (diluted)	50,214	50,174	50,086	49,738	48,896
Dividend per share	$0.560	$0.560	$0.560	$0.560	$0.560
Total dividend declared	$28,163	$28,096	$28,065	$28,032	$27,734
Payout ratio of Adjusted FFO	76.69%	75.07%	72.62%	74.20%	74.00%
Payout ratio of FAD	114.68%	135.30%	105.23%	101.32%	106.26%

(1)	- Excludes depreciation and amortization not related to real estate.

(2)	- Represents the minority interest attributable to holders of common partnership units. The units are included in the share count.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 2

Calculation of NOI

(dollars in thousands)

	Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
NOI
Net income	$12,703	$14,078	$12,554	$18,792	$16,999
Adjustments:
Interest expense and amortization of financing	18,593	17,992	18,231	17,736	17,403
Real estate depreciation and amortization	24,407	24,294	24,368	23,785	22,982
Minority interests share of interest expense and deferred financing	(686)	(574)	(372)	—	—
Minority interests share of depreciation and amortization	(1,431)	(1,377)	(1,181)	(1,303)	(821)
Other depreciation and amortization	152	163	144	123	129
Tax expenses	(336)	524	276	(43)	(408)
Minority interests applicable to common units	312	366	333	538	496
Minority interests applicable to preferred units	21	19	17	22	1,204
Loss on investment in securities	—	—	—	420	—
(Gain)/loss on sales, net of related defeasance cost	(15)	(3,593)	1,821	(4,775)	(1,316)
Loss on impairment of mortgage loan	—	2,900	—	—	—
Equity in income of unconsolidated joint ventures	(698)	(639)	(616)	(596)	(578)
Net operating income of unconsolidated joint ventures	2,927	2,914	2,904	2,883	2,871

NOI	$55,949	$57,067	$58,479	$57,582	$58,961

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 3

Prentiss Properties Trust

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Assets
Operating real estate:
Land	$349,779	$341,321	$336,245	$345,089	$325,623
Buildings and improvements	1,827,141	1,789,043	1,731,346	1,779,810	1,728,823
Less: accumulated depreciation	(245,518)	(234,007)	(224,748)	(221,575)	(222,080)

	1,931,402	1,896,357	1,842,843	1,903,324	1,832,366
Construction in progress	28,963	23,417	18,085	12,594	—
Land held for development	59,084	59,014	58,871	43,678	47,462
Deferred charges and other assets, net	269,015	260,283	236,392	233,238	209,744
Notes receivable, net	1,500	1,500	5,440	5,942	6,440
Receivables, net	55,910	55,772	54,841	51,030	49,451
Cash and cash equivalents	10,785	8,586	6,956	10,035	11,215
Escrowed cash	7,151	9,584	9,579	10,149	13,062
Investments in securities and insurance contracts	5,110	3,279	2,928	3,030	3,395
Investments in unconsolidated joint ventures	14,648	12,943	12,906	12,774	14,274
Interest rate hedges	7,242	2,804	2,107	5,099	475

Total assets	$2,390,810	$2,333,539	$2,250,948	$2,290,893	$2,187,884

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and notes payable	$1,249,083	$1,191,911	$1,115,534	$1,103,992	$1,034,934
Interest rate hedges	1,222	3,850	6,775	5,277	10,476
Accounts payable and other liabilities	89,059	105,304	93,255	82,706	70,492
Distributions payable	28,192	28,103	28,072	28,041	27,742

Total liabilities	1,367,556	1,329,168	1,243,636	1,220,016	1,143,644

Minority interest in operating partnership	24,613	24,990	26,790	27,738	27,476

Minority interest in real estate partnerships	62,029	35,792	30,858	77,843	69,841

Commitments and contingencies
Shareholders’ equity:
Preferred shares $.01 par value, 20,000,000 shares authorized, 3,773,585 shares issued and outstanding	100,000	100,000	100,000	100,000	100,000
Common shares $.01 par value, 100,000,000 shares authorized, 48,394,871 and 48,268,845 (includes 3,269,746 and 3,286,957 in treasury) shares issued and outstanding at March 31, 2005 and December 31, 2004, respectively	484	483	481	480	475
Additional paid-in capital	1,024,545	1,020,917	1,017,744	1,014,116	997,537
Common shares in treasury, at cost, 3,269,746 and 3,286,957 shares at March 31, 2005 and December 31, 2004, respectively	(82,376)	(82,694)	(82,505)	(82,159)	(82,115)
Unearned compensation	(6,491)	(3,386)	(3,827)	(4,254)	(4,782)
Accumulated other comprehensive income	6,595	(302)	(4,061)	564	(9,176)
Retained earnings/(distributions in excess of earnings)	(106,145)	(91,429)	(78,168)	(63,451)	(55,016)

Total shareholders’ equity	936,612	943,589	949,664	965,296	946,923

Total liabilities and shareholders' equity	$2,390,810	$2,333,539	$2,250,948	$2,290,893	$2,187,884

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 4

Prentiss Properties Trust

Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Revenues:
Rental income	$95,039	$93,897	$91,008	$87,622	$84,298
Service business and other income	3,050	4,277	3,216	2,928	3,488

	98,089	98,174	94,224	90,550	87,786

Operating expenses:
Property operating and maintenance	26,045	25,604	22,685	22,015	21,377
Real estate taxes	10,859	10,894	9,396	9,780	9,336
General and administrative and personnel cost	2,883	3,010	3,423	2,785	2,585
Expenses of service business	2,655	3,213	2,670	2,466	1,649
Depreciation and amortization	24,559	24,393	24,171	22,467	21,284

	67,001	67,114	62,345	59,513	56,231

Other expenses:
Interest expense	17,875	17,433	17,580	16,825	16,199
Amortization of deferred financing costs	718	559	651	568	565

Income from continuing operations before equity in income of unconsolidated joint ventures, loss on securities, impairment and minority interests	12,495	13,068	13,648	13,644	14,791

Equity in income of unconsolidated joint ventures	698	639	616	596	578
Loss on investment in securities	—	—	—	(420)	—
Loss from impairment of mortgage loan	—	(2,900)	—	—	—
Minority interests	(505)	(258)	(323)	(563)	(1,600)

Income from continuing operations	12,688	10,549	13,941	13,257	13,769

Discontinued operations:
Income from discontinued operations including impairment losses	—	44	390	942	1,978
Gain/(loss) from disposition of discontinued operations	15	3,593	(1,821)	10,185	—
Loss from debt defeasance related to sale of real estate	—	—	—	(5,316)	—
Minority interest related to discontinued operations	—	(108)	44	(182)	(64)

	15	3,529	(1,387)	5,629	1,914
Income before (loss)/gain on sale of land and an interest in a real estate partnership	12,703	14,078	12,554	18,886	15,683

(Loss)/gain on sale of land and an interest in a real estate partnership	—	—	—	(94)	1,316

Net income	12,703	14,078	12,554	18,792	16,999
Preferred dividends	(2,113)	(2,113)	(2,113)	(2,113)	(3,713)

Net income applicable to common shareholders	$10,590	$11,965	$10,441	$16,679	$13,286

Net income per common share - basic	$0.24	$0.27	$0.23	$0.38	$0.31

Weighted average number of common shares outstanding - basic	44,884	44,799	44,691	44,386	43,426

Net income per common share - diluted	$0.23	$0.27	$0.23	$0.37	$0.30

Weighted average number of common shares and common share equivalents outstanding-diluted	45,109	45,024	44,882	44,527	43,670

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 5

Joint Venture Financial Summary

As of and for the Quarter Ended March 31, 2005

(dollars in thousands)

	Unconsolidated Joint Ventures			Consolidated Joint Ventures
	Prentiss Ownership %			Prentiss Ownership %
	Broadmoor Austin 50%	Tysons International 25%	Unconsolidated Joint Ventures Total	Prentiss Office Investors 51%	Del Mar Heights 70%	Consolidated Joint Ventures Total
Results of Operations
Rental income before straight-line	$2,953	$782	$3,735	$3,394	$—	$3,394
Straight-line adjustment	(131)	5	(126)	154	—	154
Other income	1	2	3	5	—	5

Revenues	2,823	789	3,612	3,553	—	3,553
Property operating expenses	(414)	(271)	(685)	(1,276)	—	(1,276)
Depreciation and amortization	(527)	(220)	(747)	(1,489)	—	(1,489)
Interest expense	(1,196)	(283)	(1,479)	(681)	—	(681)
Amortization of deferred financing costs	—	(3)	(3)	(32)	—	(32)

Net income	$686	$12	$698	$75	$—	$75

Add:
Depreciation	527	220	747	1,489	—	1,489

Funds from operations	$1,213	$232	$1,445	$1,564	$—	$1,564

Add:
Interest expense	1,196	283	1,479	681	—	681
Amortization of deferred financing costs	—	3	3	32	—	32

NOI	$2,409	$518	$2,927	$2,277	$—	$2,277

Balance Sheet Information
Real estate book value	$70,034	$25,004	$95,038	$99,884	$19,288	$119,172
Accumulated depreciation	(29,561)	(4,469)	(34,030)	(1,929)	—	(1,929)

Real estate book value after depreciation	$40,473	$20,535	$61,008	$97,955	$19,288	$117,243
Assets	$48,656	$22,340	$70,996	$121,691	$20,433	$142,124
Debt (1)	$65,112	$14,726	$79,838	$59,007	$9,182	$68,189
Equity	$(17,237)	$7,241	$(9,996)	$59,808	$8,562	$68,370

(1)	- All joint venture debt is non-recourse.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 6

Same Store Growth

(in thousands, except per share amounts)

		Three Months Ended March 31,
		2005	2004
Revenues:
Rental income		$82,802	$84,233
Less:
Straight-line rent adjustment		1,877	2,453
Termination fee income		2,695	3,405
Management and other fees, net		24	45

		78,254	78,420	-0.2%

Expenses:
Property operating and maintenance		21,380	20,754	3.0%
Real estate taxes		9,355	9,305	0.5%

		30,735	30,059	2.2%

		47,519	48,361	-1.7%

Occupancy		87.5%	90.1%
Properties	116
Square Feet	15,845

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 7

Portfolio Analysis: Operating Properties

	Percentage of NOI by Location and Building Type For the Quarter Ended 3/31/05			Percentage Leased by Location and Building Type at March 31, 2005			Rentable Square Footage (000s) of Properties by Location and Building Type at March 31, 2005
	Office	Industrial	Total	Office	Industrial	Total	Office	Industrial	Total	% of Total
Core Markets
Metropolitan Washington, D.C.	29.7%		29.7%	89.3%		89.3%	4,100		4,100	22.2%
Dallas / Fort Worth	19.2%		19.2%	87.1%		87.1%	4,718		4,718	25.6%
Chicago	12.7%	0.7%	13.5%	87.3%	82.1%	86.1%	2,227	682	2,909	15.8%
Austin	12.2%		12.2%	98.2%		98.2%	1,673		1,673	9.1%
Northern California	11.9%		11.9%	87.4%		87.4%	1,772		1,772	9.6%
San Diego	6.0%	1.3%	7.3%	92.8%	85.1%	90.9%	814	268	1,082	5.9%
Other Markets
Los Angeles		2.8%	2.8%		100.0%	100.0%		1,253	1,253	6.8%
Denver	2.3%		2.3%	69.8%		69.8%	709		709	3.8%
Detroit	1.1%		1.1%	90.1%		90.1%	242		242	1.3%

	95.1%	4.9%	100.0%	88.4%	92.6%	88.9%	16,255	2,203	18,458	100.0%

				Percentage of Total			88.1%	11.9%	100.0%

Notes:

(1)	- Analysis relates to operating properties owned at the end of the period only.

(2)	- Jointly owned properties are included at Prentiss Properties Trust’s ownership share.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 8

Significant Tenants

March 31, 2005

Tenants	Number of Properties	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Company Leased Sq. Ft.	Month of Lease Expiration (Sq.Ft. in 000’s)
IBM	4	18,576	6%	973	6%	3/06 (169); 1/08 (24); 8/08 (150); 9/09 (163); 3/11 (387); 1/13 (80)
Kaiser Foundation Health Plan	2	11,868	4%	382	2%	11/05 (23); 8/08 (24); 3/09 (23); 2/11 (312)
7-11, Inc.	1	9,425	3%	504	3%	4/07
Northrop Grumman Corporation	4	7,247	2%	267	2%	8/07 (73); 3/08 (168); 4/08 (26)
General Services Administration-U.S. Govt	5	5,786	2%	301	2%	1/06 (80); 2/06 (19); 2/07 (36); 4/07 (3); 10/12 (9); 2/13 (51); 9/13 (103)
CGI Group, Inc.	1	5,008	2%	264	2%	2/11
R.R. Donnelley	1	4,872	2%	257	2%	8/11
Aspen Systems Corporation	1	4,625	1%	208	1%	9/07
AT & T	2	4,596	1%	205	1%	4/06 (1); 12/06 (38); 5/09 (166)
SRA International	1	4,382	1%	183	1%	12/07 (107); 6/10 (76)
Perot Systems	2	4,303	1%	161	1%	12/11 (71); 7/15 (90)
Burlington Resources	1	4,266	1%	199	1%	6/13
Americredit	1	4,165	1%	238	1%	5/11
World Savings & Loan	2	4,056	1%	157	1%	12/07 (148); 2/10 (9)
Brandes Investments	1	3,997	1%	128	1%	9/11
National Union Fire Insurance (AIG)	1	3,993	1%	193	1%	2/09
Thomson Corporation	2	3,671	1%	210	1%	5/11 (82); 7/13 (128)
HMSHost	1	3,365	1%	102	1%	12/06
Hoechst Celanese	2	3,337	1%	185	1%	7/07
The Lewin Group	1	3,243	1%	103	1%	2/09

Total:		114,781	37%	5,220	32%

Total Company		313,531		16,415

The above table sets forth a schedule of the Company’s 20 largest tenants including subsidiaries for the Operating Properties as of March 31, 2005, based upon annualized base rents. Annualized base rental revenue is based on actual March 2005 billings times 12. For leases whose rent commences after April 1, 2005, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, 1676 International Drive and Prentiss Office Investors, LP listed at their ownership percentage.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 9

Industry Diversification

March 31, 2005

Industry Classification	Annualized Base Rental Revenue ($000)’s	Percentage of Company Annualized Base Rental Revenue	Square Feet Leased (000)’s	Percentage of Total Company Leased Sq. Ft.
Computer Systems Design	54,774	17%	2,702	16%
Management / Scientific & Technical	26,460	8%	1,228	7%
Insurance Carriers	19,145	6%	1,006	6%
Legal Services	15,848	5%	691	4%
Ambulatory Health Care Services	15,446	5%	546	3%
Securities, Commodity / Other	13,713	4%	593	4%
Other Professional - Scientific	12,340	4%	586	4%
Architectural / Engineering	9,986	3%	393	2%
Commerical Banking	9,970	3%	519	3%
Food & Beverage Stores	9,608	3%	525	3%
Broadcasting / Telecommunication	8,563	3%	380	2%
Monetary Authority - Central Bank	8,523	3%	335	2%
Real Estate	8,134	3%	405	2%
Information Services / Data Processing	6,962	2%	336	2%
Printing & Related Support	6,176	2%	356	2%
Computer/Electronic Product Manufactuing	5,761	2%	314	2%
Accounting / Tax Preparation / Payroll	5,675	2%	236	1%
Chemical Manufacturing	5,190	2%	303	2%
Warehousing / Storage Facilities	4,574	1%	891	5%
Food Services / Drinking Places	4,469	1%	245	1%
Funds, Trusts & Other Financial	4,152	1%	252	2%
Publishing Industries	4,027	1%	194	1%
Specialized Design Services	4,007	1%	205	1%
Oil & Gas Extraction	3,756	1%	242	1%
Food Manufacturing	3,230	1%	206	1%
Educational Services	3,110	1%	183	1%
Housing/Urban Planning/Development	2,966	1%	197	1%
Administration / Support Service	2,748	1%	133	1%
Air Transportation	2,185	1%	94	1%
Miscellaneous Manufacturing	2,161	1%	384	2%
Other	29,872	10%	1,735	11%

Total:	313,531	100%	16,415	100%

The above table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Operating Properties.

The Company’s tenants are classified according to the U.S. Government’s new North American Industrial Classification System (NAICS) which is replacing the Standard Industrial Code (SIC) system.

The above table includes office and industrial properties, with Broadmoor Austin, 8260 Greensboro Drive, 1676 International Drive and Prentiss Office Investors, LP listed at their ownership percentage.

Annualized base rental revenue is based on actual March 2005 billings times 12. For leases whose rent commences after April 1, 2005, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 10

Leasing Activity Summary

For the Quarter Ended March 31, 2005

	3/31/05		% Leased at 12/31/04	KSF Leased at 12/31/04	KSF Expiring During Period	Leasing Activity(KSF) :				KSF Leased at 3/31/05	% Leased at 3/31/05	Cash Net Rent / SF		Straight-lined Net Rent /SF		% Increase of SL Net Rent
	KSF	%				Renew	Expand	New	Acquire			Expiring Leases	Leasing Activity	Expiring Leases	Leasing Activity
Office Properties
Oakland	1,466	8%	92%	1,346	(36)	16	0	3	0	1,329	91%	$18.26	$17.63	$17.64	$18.72	6%
Silicon Valley	306	2%	72%	220	0	0	0	0	0	220	72%
San Diego	814	4%	91%	741	(39)	28	7	18	0	755	93%	$19.05	$19.02	$18.83	$19.81	5%
Chicago	2,227	12%	88%	1,956	(78)	30	14	22	0	1,944	87%	$16.94	$14.54	$16.36	$15.70	-4%
Austin	1,673	9%	97%	1,618	(11)	7	26	3	0	1,643	98%	$17.41	$12.00	$17.41	$12.99	-25%
Dallas	3,693	20%	82%	3,050	(44)	12	6	103	0	3,127	85%	$8.97	$10.11	$8.93	$9.35	5%
Fort Worth	1,025	6%	96%	983	(16)	13	1	0	0	981	96%	$9.38	$9.58	$9.37	$9.98	7%
Northern Virginia	2,837	15%	93%	2,559	(39)	12	2	78	87	2,699	95%	$17.14	$14.46	$17.22	$15.89	-8%
Suburban Maryland	1,263	7%	76%	959	(25)	3	0	26	0	963	76%	$15.08	$15.95	$13.50	$18.06	34%

Subtotal - Core Markets	15,304	83%	88%	13,432	(288)	121	56	253	87	13,661	89%	$14.73	$13.69	$14.48	$14.34	-1%

Denver	709	4%	85%	605	(206)	89	0	7	0	495	70%	$10.31	$8.05	$10.29	$8.66	-16%
Detroit	242	1%	89%	216	(4)	0	1	5	0	218	90%	$17.63	$10.28	$16.12	$9.96	-38%

Subtotal - Other Markets	951	5%	86%	821	(210)	89	1	12	0	713	75%	$10.74	$8.18	$10.63	$8.74	-18%

Total - Office Properties	16,255	88%	88%	14,253	(498)	210	57	265	87	14,374	88%	$13.96	$12.63	$13.74	$13.27	-3%

Industrial Properties
Los Angeles	1,253	7%	88%	1,107	0	0	0	146	0	1,253	100%	$5.69	$2.06	$5.51	$2.06	-63%
San Diego	268	1%	100%	268	(40)	0	0	0	0	228	85%
Chicago	682	4%	82%	560	0	0	0	0	0	560	82%

Total - Industrial Props.	2,203	12%	88%	1,935	(40)	0	0	146	0	2,041	93%	$5.69	$2.06	$5.51	$2.06	-63%

Total Properties	18,458	100%	88%	16,188	(538)	210	57	411	87	16,415	89%

Notes:	The Leasing Activity Summary reflects activity for all operating properties. Rates for “Expiring Leases” relate to the lease previously occupying the space.

“Net Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement less any portion of that base rent used by landlord to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space. Square footage shown at Prentiss Properties Trust’s ownership percentage.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 11

Year-To-Date Renewal Analysis

For the Period Ended March 31, 2005

	Q1 2005		YTD 2005
	Expiring SF	Renewal Rate	Expiring SF	Renewal Rate
Percentage of Tenants Retained on a Square Footage Basis
Office	498	46%	498	46%
Industrial	40	0%	40	0%

Total	538	43%	538	43%

	Q1 2005		YTD 2005
	Expiring Leases	Renewal Rate	Expiring Leases	Renewal Rate
Percentage of Tenants Retained on a Number of Leases Basis
Office	69	57%	69	57%
Industrial	1	0%	1	0%

Total	70	56%	70	56%

Notes:	The calculation is based upon the percentage of expiring leases in the appropriate building with a tenant or subtenant being retained in the expiring space or an existing tenant expanding into the expiring space.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 12

Lease Expirations From April 1, 2005

Office Properties

		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter
Southwest Office	Square Feet Expiring (000’s)	298	643	1,054	461	859	513	1,120	144	650	109	395
	Square Feet as a % of NRA	4%	9%	15%	6%	12%	7%	16%	2%	9%	2%	6%
	Annualized Base Rent in Expiring Year (000’s)	$5,394	$12,980	$19,897	$7,509	$17,648	$9,432	$22,824	$3,130	$11,922	$1,897	$6,591
	Annualized Base Rent PSF in Expiring Year	$18.10	$20.19	$18.88	$16.29	$20.54	$18.39	$20.38	$21.74	$18.34	$17.40	$16.69
	Number of Leases Expiring	42	42	46	46	45	21	13	5	9	4	4
Mid-Atlantic Office	Square Feet Expiring (000’s)	218	659	622	307	513	404	495	111	9	167	157
	Square Feet as a % of NRA	5%	16%	15%	7%	13%	10%	12%	3%	0%	4%	4%
	Annualized Base Rent in Expiring Year (000’s)	$5,833	$16,548	$15,422	$8,477	$14,154	$10,636	$12,292	$3,570	$232	$4,791	$4,822
	Annualized Base Rent PSF in Expiring Year	$26.76	$25.11	$24.79	$27.61	$27.59	$26.33	$24.83	$32.16	$25.78	$28.69	$30.71
	Number of Leases Expiring	28	40	40	20	37	19	12	4	2	5	6
Midwest Office	Square Feet Expiring (000’s)	40	200	138	211	176	148	405	221	240	60	323
	Square Feet as a % of NRA	2%	8%	6%	9%	7%	6%	16%	9%	10%	2%	13%
	Annualized Base Rent in Expiring Year (000’s)	$577	$4,399	$3,391	$3,730	$3,547	$2,943	$9,963	$4,954	$5,194	$1,366	$6,811
	Annualized Base Rent PSF in Expiring Year	$14.43	$22.00	$24.57	$17.68	$20.15	$19.89	$24.60	$22.42	$21.64	$22.77	$21.09
	Number of Leases Expiring	16	24	26	19	23	12	10	10	9	9	9
Northern California Office	Square Feet Expiring (000’s)	84	100	231	204	188	109	335	54	8	220	16
	Square Feet as a % of NRA	5%	6%	13%	12%	11%	6%	19%	3%	0%	12%	1%
	Annualized Base Rent in Expiring Year (000’s)	$2,504	$2,865	$6,668	$6,186	$5,466	$3,624	$11,029	$1,609	$275	$3,823	$541
	Annualized Base Rent PSF in Expiring Year	$29.81	$28.65	$28.87	$30.32	$29.07	$33.25	$32.92	$29.80	$34.38	$17.38	$33.81
	Number of Leases Expiring	28	15	21	11	16	4	2	2	1	1	1
Southern California Office	Square Feet Expiring (000’s)	99	120	123	106	94	58	128	1	12	14	0
	Square Feet as a % of NRA	12%	15%	15%	13%	12%	7%	16%	0%	1%	2%	0%
	Annualized Base Rent in Expiring Year (000’s)	$2,687	$2,962	$3,441	$2,928	$2,776	$2,012	$4,461	$58	$467	$497	$0
	Annualized Base Rent PSF in Expiring Year	$27.14	$24.68	$27.98	$27.62	$29.53	$34.69	$34.85	$58.00	$38.92	$35.50	$0.00
	Number of Leases Expiring	40	38	38	19	20	7	2	1	1	2	0
Total Office Properties	Square Feet Expiring (000’s)	739	1,722	2,168	1,289	1,830	1,232	2,483	531	919	570	891
	Square Feet as a % of NRA	5%	11%	13%	8%	11%	8%	15%	3%	6%	4%	5%
	Annualized Base Rent in Expiring Year (000’s)	$16,995	$39,754	$48,819	$28,830	$43,591	$28,647	$60,569	$13,321	$18,090	$12,374	$18,765
	Annualized Base Rent PSF in Expiring Year	$23.00	$23.09	$22.52	$22.37	$23.82	$23.25	$24.39	$25.09	$19.68	$21.71	$21.06
	Number of Leases Expiring	154	159	171	115	141	63	39	22	22	21	20

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 13

Lease Expirations

From April 1, 2005

Industrial Properties

		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter
Midwest Industrial	Square Feet Expiring (000’s)	13	202	28	267	50	0	0	0	0	0	0
	Square Feet as a % of NRA	2%	30%	4%	39%	7%	0%	0%	0%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$92	$711	$165	$988	$262	$0	$0	$0	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$7.08	$3.52	$5.89	$3.70	$5.24	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
	Number of Leases Expiring	1	2	2	1	1	0	0	0	0	0	0
Southern California Industrial	Square Feet Expiring (000’s)	385	144	429	144	290	22	0	67	0	0	0
	Square Feet as a % of NRA	25%	9%	28%	9%	19%	1%	0%	4%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$2,246	$1,957	$2,962	$890	$2,164	$172	$0	$501	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$5.83	$13.59	$6.90	$6.18	$7.46	$7.82	$0.00	$7.48	$0.00	$0.00	$0.00
	Number of Leases Expiring	7	4	6	3	8	1	0	1	0	0	0
Total Industrial Properties	Square Feet Expiring (000’s)	398	346	457	411	340	22	0	67	0	0	0
	Square Feet as a % of NRA	18%	16%	21%	19%	15%	1%	0%	3%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	2,338	2,668	3,127	1,878	2,426	172	0	501	0	0	0
	Annualized Base Rent PSF in Expiring Year	$5.87	$7.71	$6.84	$4.57	$7.14	$7.82	$0.00	$7.48	$0.00	$0.00	$0.00
	Number of Leases Expiring	8	6	8	4	9	1	0	1	0	0	0

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 14

Lease Expirations for the Next Four Quarters

From April 1, 2005

Office Properties

		Qtr 2 2005	Qtr 3 2005	Qtr 4 2005	Qtr 1 2006	Total
Southwest Office	Square Feet Expiring (000’s)	81	87	130	57	355
	Square Feet as a % of NRA	1%	1%	2%	1%	5%
	Annualized Base Rent in Expiring Year (000’s)	$1,477	$1,648	$2,269	$1,121	$6,515
	Annualized Base Rent PSF in Expiring Year	$18.23	$18.94	$17.45	$19.67	$18.35
	Number of Leases Expiring	12	12	18	7	49
Mid-Atlantic Office	Square Feet Expiring (000’s)	76	62	80	110	328
	Square Feet as a % of NRA	2%	1%	2%	3%	8%
	Annualized Base Rent in Expiring Year (000’s)	$2,095	$1,538	$2,200	$2,327	$8,160
	Annualized Base Rent PSF in Expiring Year	$27.57	$24.81	$27.50	$21.15	$24.88
	Number of Leases Expiring	7	10	11	10	38
Midwest Office	Square Feet Expiring (000’s)	3	12	25	55	95
	Square Feet as a % of NRA	0%	0%	1%	2%	4%
	Annualized Base Rent in Expiring Year (000’s)	$30	$110	$437	$1,073	$1,650
	Annualized Base Rent PSF in Expiring Year	$10.00	$9.17	$17.48	$19.51	$17.37
	Number of Leases Expiring	1	4	11	6	22
Northern California Office	Square Feet Expiring (000’s)	28	3	53	31	115
	Square Feet as a % of NRA	2%	0%	3%	2%	6%
	Annualized Base Rent in Expiring Year (000’s)	$799	$137	$1,568	$941	$3,445
	Annualized Base Rent PSF in Expiring Year	$28.54	$45.67	$29.58	$30.35	$29.96
	Number of Leases Expiring	7	2	19	5	33
Southern California Office	Square Feet Expiring (000’s)	33	20	46	48	147
	Square Feet as a % of NRA	4%	2%	6%	6%	18%
	Annualized Base Rent in Expiring Year (000’s)	$938	$491	$1,258	$1,173	$3,860
	Annualized Base Rent PSF in Expiring Year	$28.42	$24.55	$27.35	$24.44	$26.26
	Number of Leases Expiring	13	12	15	14	54
Total Office Properties	Square Feet Expiring (000’s)	221	184	334	301	1,040
	Square Feet as a % of NRA	1%	1%	2%	2%	6%
	Annualized Base Rent in Expiring Year (000’s)	$5,339	$3,924	$7,732	$6,635	$23,630
	Annualized Base Rent PSF in Expiring Year	$24.16	$21.33	$23.15	$22.04	$22.72
	Number of Leases Expiring	40	40	74	42	196

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 15

Lease Expirations for the Next Four Quarters

From April 1, 2005

Industrial Properties

		Qtr 2 2005	Qtr 3 2005	Qtr 4 2005	Qtr 1 2006	Total

Midwest Industrial	Square Feet Expiring (000’s)	0	13	0	0	13
	Square Feet as a % of NRA	0%	2%	0%	0%	2%
	Annualized Base Rent in Expiring Year (000’s)	$0	$92	$0	$0	$92
	Annualized Base Rent PSF in Expiring Year	$0.00	$7.08	$0.00	$0.00	$7.08
	Number of Leases Expiring	0	1	0	0	1
Southern California Industrial	Square Feet Expiring (000’s)	54	119	212	92	477
	Square Feet as a % of NRA	4%	8%	14%	6%	31%
	Annualized Base Rent in Expiring Year (000’s)	$624	$927	$695	$1,316	$3,562
	Annualized Base Rent PSF in Expiring Year	$11.56	$7.79	$3.28	$14.30	$7.47
	Number of Leases Expiring	2	3	2	2	9
Total Industrial Properties	Square Feet Expiring (000’s)	54	132	212	92	490
	Square Feet as a % of NRA	2%	6%	10%	4%	22%
	Annualized Base Rent in Expiring Year (000’s)	624	1,019	695	1,316	$3,654
	Annualized Base Rent PSF in Expiring Year	$11.56	$7.72	$3.28	$14.30	$7.46
	Number of Leases Expiring	2	4	2	2	10

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 16

Development, Leasing and

Capital Expenditures Summary

	(000s) For the Three Months Ended
	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
Development (1)	$3,948	$3,866	$3,901	$655	$37
Re-development (2)	454	491	1,020	453	1,450

Subtotal Developments	4,402	4,357	4,921	1,108	1,487

Incremental Leasing Costs (3)	3,902	4,127	2,904	1,843	908
Incremental Capital Expenditures (4)	476	690	188	73	319

Subtotal Incremental	4,378	4,817	3,092	1,916	1,227

Non-incremental Leasing Costs (5)	8,170	13,179	9,008	7,449	7,748
Non-incremental Capital Expenditures (5)	2,309	1,808	1,069	760	1,737

Subtotal Non-Incremental	10,479	14,987	10,077	8,209	9,485

Total Capital Expenditures	$19,259	$24,161	$18,090	$11,233	$12,199

(1)	Development includes all new construction costs related to base building and all costs associated with leasing these new properties.

(2)	Redevelopment costs are related to 123 North Wacker and 5480 Great America Parkway. We classify projects as redevelopments if we make substantial improvements to the property, which change the character of the asset and result in development type returns on capital. Since our IPO, 123 North Wacker, Park West at Dulles and 5480 Great America Parkway are the only redevelopments we have done.

(3)	Incremental Leasing Costs include costs to lease any shell space in our developments after they have been moved to our operating portfolio. Incremental Leasing Costs also include costs to lease shell or vacant space acquired by acquisition.

(4)	Incremental Capital Expenditures include costs incurred to expand rentable square footage in a project or are capital improvements that we identified as necessary at the time of acquisition and are then completed as soon as practicable and possible after acquisition. Additionally, costs of major renovations that raise the class level of the property are considered Incremental Capital Expenditures.

(5)	Non-incremental leasing costs are all leasing costs that are not incremental leasing costs. All capital expenditures that are not incremental capital expenditures are non-incremental capital expenditures.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 17

Capital Expenditures Detail

For the Quarter Ended March 31, 2005

(000s)

Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$134	$3	$331	$0	$8	$476
Industrial	—	—	—	—	—	—

Total	$134	$3	$331	$0	$8	$476

Non-Incremental

	Common Area	Landscaping & Parking Lot	Base Building	Roofing	Other	Total
Office	$811	$9	$615	$124	$522	$2,081
Industrial	1	227	—	—	—	228

Total	$812	$236	$615	$124	$522	$2,309

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 18

Year-To-Date Non-Incremental Leasing Cost Analysis

For the Period Ended March 31, 2005

	Q1 2005				Total 2005
	KSF	Ave. Term in Yrs	Leasing Cost /Sq Ft		KSF	Ave. Term in Yrs	Leasing Cost /Sq Ft
Office			for Term	per Year			for Term	per Year
Renewals	210	4.4	$13.31	$3.03	210	4.4	$13.31	$3.03
Expansions	53	5.1	$24.14	$4.72	53	5.1	$24.14	$4.72
New Leases	233	7.6	$28.26	$3.72	233	7.6	$28.26	$3.72

	496	6.0	$21.49	$3.59	496	6.0	$21.49	$3.59

	Q1 2005				Total 2005
	KSF	Ave. Term in Yrs	Leasing Cost /Sq Ft		KSF	Ave. Term in Yrs	Leasing Cost /Sq Ft
Industrial			for Term	per Year			for Term	per Year
Renewals	—	—	$0.00	$0.00	0	—	$0.00	$—
Expansions	—	—	$0.00	$0.00	0	—	$0.00	$—
New Leases	146	0.1	$0.02	$0.02	146	0.1	$0.02	$0.02

	146	0.1	$0.02	$0.02	146	0.1	$0.02	$0.02

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 19

Non-Incremental Leasing Cost Analysis By City

For the Quarter Ended March 31, 2005

		Renewals						Expansions						New Leases
	NRA KSF	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent	No. of Leases	KSF	Ave. Term in Years	Weighted Average Leasing Costs		S/L Net Rent
Property					/SF	/SF/Yr					/SF	/SF/Yr					/SF	/SF/Yr
Office Properties
Oakland Properties	1,466	4	16	4.5	$1.04	$0.23	$19.04	0	0	0.0	$0.00	$0.00	$0.00	1	3	1.0	$0.00	$0.00	$17.00
Silicon Valley	306	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00
San Diego Properties	814	8	28	3.7	$11.35	$3.05	$21.45	1	7	3.0	$6.69	$2.23	$17.21	8	17	2.8	$8.33	$3.02	$18.41
Denver Properties	709	4	89	4.4	$17.54	$4.01	$8.77	0	0	0.0	$0.00	$0.00	$0.00	1	7	1.0	$1.16	$1.16	$7.23
Chicago Properties	2,227	4	30	5.4	$16.81	$3.12	$14.10	1	10	3.5	$2.66	$0.76	$14.39	1	1	1.0	$0.91	$0.91	$12.43
Detroit Properties	242	0	0	0.0	$0.00	$0.00	$0.00	1	1	2.7	$9.01	$3.37	$8.67	2	5	5.1	$22.91	$4.48	$10.22
Austin Properties	1,673	2	7	4.4	$11.13	$2.54	$10.14	3	26	6.7	$41.58	$6.25	$13.64	1	3	2.0	$9.57	$4.79	$14.00
Dallas Properties	3,693	2	12	5.0	$6.83	$1.37	$8.71	2	6	4.7	$15.09	$3.22	$12.01	3	93	11.5	$38.01	$3.31	$9.05
Fort Worth Properties	1,025	4	13	3.5	$4.88	$1.38	$9.99	1	1	5.0	$4.05	$0.81	$9.82	0	0	0.0	$0.00	$0.00	$0.00
Northern Virginia Properties	2,837	4	12	4.2	$14.10	$3.33	$14.90	2	2	3.1	$10.53	$3.36	$15.18	2	78	5.2	$22.28	$4.32	$16.06
Suburban Maryland	1,263	1	3	3.0	$0.88	$0.29	$11.19	0	0	0.0	$0.00	$0.00	$0.00	3	26	8.0	$39.14	$4.89	$18.85

Subtotal - Office Properties	16,255	33	210	4.4	$13.31	$3.03	$12.51	11	53	5.1	$24.14	$4.72	$13.96	22	233	7.6	$28.26	$3.72	$13.32

Industrial Properties
Los Angeles Properties	1,253	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	1	146	0.1	$0.02	$0.02	$2.06
San Diego Properties	268	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00
Chicago Properties	682	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00

Subtotal - Industrial Properties	2,203	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	1	146	0.1	$0.02	$0.02	$2.06

Total Properties	18,458	33	210	4.4				11	53	5.1				23	379	4.7

Note:	Square footage shown at Prentiss’ ownership percentage. Straight-lined Net Rent represents base rent straight-lined over the term of the lease, net of any operating cost recovery portion of base rent.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 20

Summary of Land Held for Future Development

Quarter Ended March 31, 2005

(in thousands, except acres)

Project	Market	Acres		Buildable Square Feet	Month of Acquisition	Cost Basis (1)	Comments
Land for Office Development
Park West Commerce Center	Dallas/Fort Worth	7.400		160	Jun-97	$1,449	Adjacent to IBM Call Center and Lakeview Center.
Park West C-1	Dallas/Fort Worth	4.700		350	Jun-97	1,851	Adjacent to Park West C-2.
Oakland B Site	San Francisco Bay Area	0.867		300	Mar-98	2,312	Adjacent to World Savings Center in Lake Merritt Financial District.
WestPoint II	Dallas/Fort Worth	5.300		150	Apr-98	2,757	Adjacent to WestPoint I.
Natomas Corporate Center IV	Sacramento	10.933		176	Apr-98	3,484	Within the Natomas Corporate Center office park.
Millennium Center	Dallas/Fort Worth	4.500		89	Sep-98	—	Adjacent to previously developed building. Cost carried by developed bldg.
South Lake at Dulles Corner	Metro. Washington, DC	7.476		265	Dec-00	11,173	Adjacent to Park West at Dulles Corner.
The Park at Barton Creek	Austin	20.630		211	Jun-01	5,168	Located in Southwest Austin near Barton Skyway.
Westlake at Dulles Corner II	Metro. Washington, DC	see note	(2)	200	Jul-01	1,113	Adjacent to Park West at Dulles Corner.
Two Kaiser Plaza (see note 3)	San Francisco Bay Area	1.025		300	Dec-03	6,061	Adjacent to the Ordway in Lake Merritt Financial District.
Cityplace	Dallas/Fort Worth	3.000		600	May-04	1,900	Adjacent to Cityplace.
Great America Parkway	Silicon Valley	see note	(2)	230	May-04	6,670	Adjacent to 5500 Great America Parkway.
Gateway at Torrey Hills	San Diego	7.700		200	Jul-04	15,146	Located in Del Mar Heights.

Total Land Held for Future Development		73.531		3,231		$59,084

NOTES:	In addition to the land listed above, the Company owns 5.7 acres which can accommodate a 147,000 sf expansion of its 16801 S. Exchange Industrial Property in Chicago.

    The Company also entered into a contract on October 8, 2004 to purchase approximately .6 acres of land in Northern California.

(1)	- The cost basis includes purchase price plus development costs. Interest and carry cost are not capitalized.

(2)	- Not yet subdivided.

(3)	- Purchase price includes the right to lease spaces in a parking structure.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 21

Summary of Development Activity

Quarter Ended March 31, 2005

(in thousands)

Currently Under Construction

Project	Market	Square Feet	Start Date	Shell Completion Date	% Leased	% Leased & Committe	Estimated Cost	Cost-to - Date	Projected Stabilized Cash on Cash Return
High Bluff at Del Mar	San Diego	158	Jun-04	Jul-05	50%	63%	$48,064	$28,963	8.8%

Office Developments in Process		158			50%	63%	$48,064	$28,963	8.8%

NOTES:	- The company owns 70% of this consolidated joint venture.

- Additional information on this project is provided on the following page.

- Leasing figures are updated through April 18, 2005.

- Capitalized interest for the quarter totaled approximately $334,000 and is presented at 100%.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 22

High Bluff Ridge at Del Mar

Del Mar, California

Property Description

High Bluff Ridge will consist of one three-story and one four-story Class “A” office buildings both with subterranean parking and a stand-alone 152-stall parking structure. Upon completion, the project will total approximately 157,859 net rentable square feet and provide a total of 616 parking spaces. High Bluff Ridge will be constructed on 7.8 acres of the San Diego Corporate

Center, a 102-acre master planned office park.

High Bluff Ridge will be constructed of structural steel framing and stone exteriors. The floor plates, which range from 21,000 square feet to 23,000 square feet, are designed with saw-toothed corners to maximize corner office window lines. Each floor will provide the capability to design up to 12 potential corner offices. Bay depths are an ideal size, ranging for the most part between 40 and 45 feet. The lobbies will feature multi-level atriums with stone tiled floors. Suites will be individually metered. Tenant controlled energy efficient water loop heat pump systems will provide heating, ventilation and air conditioning. The building will be fully sprinklered and offer enclosed hydraulic elevators. A centralized courtyard and water feature located between the two buildings will offer tenants exterior seating areas in a parklike setting.

High Bluff Ridge is located in Del Mar Heights, one of the best performing and most desirable office submarkets in San Diego. The project is located on High Bluff Drive at the northern entrance of the San Diego Corporate Center and can access Interstate 5 from either the Del Mar Heights Road or Carmel Valley off ramps. Excellent views and visibility are achieved by virtue of the location at Interstate 5.

Property Facts

Location:	12481-12531 High Bluff Drive
Type:	Office
Buildings:	2
Floors:	3/4
Net Rentable SF:	157,859
Construction Start Date:	June 2004
Completion Date:	July 2005
Percentage Pre-leased:	49.5%

Major Tenants

Tenant	SF	% of Building
Morrison Foerster	78,198	49.5%

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 23

Acquisition and Disposition Activity

Rolling Twelve Months Ended March 31, 2005

(in thousands)

Acquisitions	Market	Submarket	No. of Buildings	Square Feet	Transaction Month	Price
Cityplace	Dallas/Fort Worth	Central Expressway	1	1,296	Apr-04	$124,000
The Bluffs	San Diego	Carlsbad	1	69	May-04	17,700
Great America Parkway	Northern California	Silicon Valley	3	306	May-04	34,625
2101 Webster	Northern California	Lake Merritt	1	459	Oct-04	64,750
Lakeside Point I&II	Chicago	North Suburbs	2	198	Oct-04	32,600
President’s Plaza I&II	Metro. Washington, DC	Reston/Herndon	2	197	Feb-05	51,500

			10	2,525		$325,175

Dispositions
Natomas	Sacramento	South Natomas	6	566	May-04	$80,746
Shadowridge Business Center	San Diego	Vista	4	91	Jul-04	10,200
One Westchase	Houston	Westchase	1	466	Aug-04	44,250
1800 Sherman	Chicago	North Suburbs	1	136	Nov-04	18,200

			12	1,259		$153,396

Represents 100% of square footage and purchase price, including joint venture assets.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 24

President’s Plaza I & II

Herndon, Virginia

Property Facts

Location:	196 & 198 Van Buren Street
Type:	Office
Buildings:	2
Floors:	4
Net Rentable SF:	196,715
Construction:	Granite panel on a steel structure
Year Developed:	1991 & 1996
Date Acquired:	February 2005
Purchase Price:	$51,500,000/$261.80 psf
Percentage Leased at 3/31/05:	87%

Property Description

President’s Plazas I and II are attractive four story structures situated in the desirable Reston/Herndon submarket. President’s Plaza I, completed in 1991, offers approximately 97,781 of net rentable square feet, while President's Plaza II, built in 1996, contains approximately 98,934 of net rentable square feet. The buildings are situated upon 7.1 acres, overlooking the Dulles Toll Road.

This prime frontage road location is moments away from the Worldgate Center and the Reston Town Center which contain shops, restaurants, and hotels. The Washington-Dulles airport is only minutes away.

Both buildings are located over a one level underground parking facility. The exterior of these appealing structures contain bronzed-colored, double pained windows and polished Oconee gray granite, which is unique to this area. In addition, President’s Plaza I and II are joined by a cascading, granite waterfall, which enhances the appearance from the highway. Both buildings feature 26,000 square foot floor plates and two story lobbies finished with granite and wood. The prominent visibility and signage on the Dulles Toll Road provides an advantage in a competitive market.

Major Tenants

Tenant	SF	% of Building
Airbus	52,883	27%
Nissan North America	25,953	13%
DP Global Mail	24,819	13%
RCN Corporation	26,000	14%

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 25

Summary of Properties Owned and Managed

March 31, 2005

	Rentable Square Footage (000s)
Core Markets	Owned	Managed	Total
Metropolitan Washington, D.C.	4,100	5,998	10,098
Dallas/Fort Worth	4,718	496	5,214
Northern California	1,772	1,715	3,487
Chicago	2,909	329	3,238
Austin	1,673	559	2,232
San Diego	1,082	220	1,302

Subtotal - Core Markets	16,254	9,317	25,571

Other Markets
Los Angeles	1,253	217	1,470
Denver	709		709
Suburban Detroit	242	3	245

Subtotal - Other Markets	2,204	220	2,424

Total - All Markets	18,458	9,537	27,995

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 26

Selected Property Data

As of March 31, 2005

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Office Properties in Core Markets
1676 International Drive (1) (4)	Tysons Corner	1	75	100%	$30.84	5	Bearing Point (59); Shaw Pittman Potts (6)
2411 Dulles Corner Road	Herndon	1	177	96%	$28.04	6	Grumman (130); Lockheed Martin(21)
13825 Sunrise Valley Drive	Herndon	1	106	98%	$26.23	3	Northrup Grumman (64); Federal Network (27)
3130 Fairview Park Drive	Merrifield	1	183	100%	$32.90	3	Lewin Quintiles (103); Microstrategy (78)
3141 Fairview Park Drive	Merrifield	1	192	91%	$27.67	30	Hewlett Packard (18); AXA Advisors (17)
4401 Fair Lakes Court	Fairfax	1	59	92%	$31.77	6	CC Pace Resources (35); Senior’s Coalition (6)
6600 Rockledge Drive	Bethesda	1	156	100%	$33.26	3	Host Marriott (102); Crestline Capital (27)
7101 Wisconsin Avenue	Bethesda	1	237	68%	$30.32	33	BDO Seidman (34); Automotive Aftermarket (17)
8260 Greensboro (1) (4)	Tysons Corner	1	40	70%	$24.39	25	DDL Omni Engineering (7); F Five Network (3)
8521 Leesburg Pike	Tysons Corner	1	151	79%	$24.06	9	Lessard Architects (44); Hyland Financial (33)
12601 Fair Lakes Circle	Fairfax	1	264	100%	$27.42	1	CGI Group, Inc.P50 (264)
Calverton Office Park	Beltsville	3	307	54%	$21.82	14	FBI (61); AT&T (38)
Campus Point	Reston	1	172	100%	$20.18	1	Verizon (172)
Fairmont Building	Bethesda	1	124	97%	$28.87	9	Chevy Chase Bank (60); Gallager (21)
Greenwood Center	Fairfax	1	150	97%	$24.52	7	Mantech Int’l (60); Tasc, Inc. (32)
Oakwood Center	Fairfax	1	128	98%	$27.35	18	Logicon (41); SI Int’l (37)
Park West at Dulles	Herndon	1	152	100%	$29.52	2	Deltek Systems, Inc. (81); Perot Systems Corp (70)
Plaza 1900	Tysons Corner	1	203	100%	$23.65	2	AT&T (167); Nat’l Captioning Institute (36)
Research Office Center	North Rockville	3	439	82%	$26.76	11	Aspen (208); BCE (63); Marriott (43)
Computer Associates (1) (5)	Herndon	1	116	100%	$26.42	1	Computer Associates (116)
President’s Plaza	Reston	2	100	87%	$26.93	8	Airbus (26); RCN Startec (13)
Willow Oaks I -III	Merrifield	3	569	92%	$24.73	16	SRA (107); Perot (90): SRA (75)

Metro. Washington, D.C.		29	4,100	89%	$26.65	213

Bachman East & West	Preston Center	2	196	91%	$18.44	18	Prentiss Properties (39); First Worthing (37)
Burnett Plaza	Ft. Worth CBD	1	1,025	96%	$22.60	35	AmeriCredit (238); Burlington Resources (199); GSA/HUD (102); Practitioners
							Publishing (82); Voyager Indemnity (73); Cantey Hanger (63); SEC (51).
Cityplace Center	Central Expressway	1	1,296	86%	$18.56	19	7-Eleven (504); Homecomings Financial (177); RBC Dain Rauscher (105); Silber Pearlman (63): AON (57)
Cottonwood Office Center	Las Colinas	3	165	88%	$15.31	5	Liberty Mutual Life (110); Lexington Service Associates (26)
IBM Call Center	Las Colinas	1	150	100%	$17.63	1	IBM (150)
Lakeview Center	Las Colinas	1	101	100%	$14.90	5	Value Options (62); Aramark Services (13)
Millennium Center	Richardson/Plano	1	99	0%	$—	—
Park West C2	Las Colinas	1	349	85%	$26.52	13	IBM (163); Seibel Systems (36)
Park West C3	Las Colinas	1	339	82%	$20.95	24	IBM (104); Summit Alliance (20)
Park West E1	Las Colinas	1	183	100%	$19.69	1	Celanese (183)
Park West E2	Las Colinas	1	201	53%	$11.98	8	Centex (85), Virtual Money (5)
Walnut Glen Tower	Central Expressway	1	464	95%	$22.94	37	AIG (193); Metro PCS (37)
WestPoint Office Property	Las Colinas	1	150	95%	$23.65	5	GenPass Technologies (79); MedSynergies (27)

Dallas/Fort Worth		16	4,718	87%	$19.94	171

123 North Wacker	West Loop (Chicago CBD)	1	541	96%	$36.09	44	Morton Int’l (79); Meckler Bulger (57)
1717 Deerfield Road	North Suburbs	1	141	100%	$18.37	2	Dade Behring (117); Warady & Davis (24)
Lakeside Point I & II (1) (5)	North Suburbs	2	101	100%	$24.50	1	Abbott Labs (101)
701 Warrenville Road	East-West Tollway	1	67	91%	$23.14	6	T-Systems (36); Zenith Insurance (10)
Bannockburn Centre	North Suburbs	1	257	100%	$24.13	1	Moore North America (257)
Corporetum Office Campus	East-West Tollway	5	322	84%	$17.45	23	Nat’l Louis Univ (86); United Healthcare Services (41)
O’Hare Plaza II	O’Hare	1	236	66%	$28.22	19	Lincoln Financial (25); T-6 Partners (23)
One O’Hare Centre	O’Hare	1	380	68%	$25.89	31	First Union (34); Colliers, Bennett (31)
410 Warrenville	East-West Tollway	1	60	100%	$16.31	1	Ikon (60)
Corporate Lakes III (1) (5)	East-West Tollway	1	63	100%	$27.10	3	Unilever (61); GE Polymerland (3)
Salton	North Suburbs	1	59	100%	$30.62	1	Salton, Inc. (59)

Chicago		16	2,227	87%	$26.47	132

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 27

Selected Property Data

As of March 31, 2005

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
5500 Great America Parkway	Silicon Valley (Santa Clara)	3	306	72%	$15.78	1	Hyperion Solutions (220)
Lake Merritt Tower I	Lake Merritt (Oakland CBD)	1	204	95%	$31.57	9	Health Net (67); CH2MHill (63)
The Ordway	Lake Merritt (Oakland CBD)	1	531	98%	$32.83	48	Kaiser FHP (312); Morgan Stanley(20)
2101 Webster	Lake Merritt (Oakland CBD)	1	459	76%	$27.47	26	Kaiser (70); Morgan Stanley DW (68);
World Savings Center	Lake Merritt (Oakland CBD)	1	272	98%	$30.74	18	World Saving & Loan Assoc. (148); Burnham/Brown (48)

Northern California		7	1,772	87%	$28.03	102

Carlsbad Pacific Center I -III	Carlsbad	3	130	96%	$29.06	35	National University (19); HQ Global Workplace (17)
Carlsbad Pacifica	Carlsbad	1	49	82%	$27.58	9	UBS PaineWebber (10); Atvantage (6)
Del Mar Gateway	Del Mar	1	164	100%	$33.72	4	Brandes (128); US Bank (29)
Executive Center Del Mar	Del Mar	2	113	85%	$30.60	17	Oracle Corp. (16); Granite (13)
Plaza I & II	Carlsbad	2	89	90%	$26.90	19	Camp, Dresser & McKee (23); Gatzke Dillon (12)
The Campus	Carlsbad	1	45	93%	$25.47	10	Physical Rehab (11); Technology Associates (11)
The Bluffs (1) (5)	Rancho Bernardo	1	35	91%	$31.59	12	1st Choice Executive Suites (9); The University of Phoenix (6)
Camino West Corporate Park(1) (5)	Carlsbad	1	28	93%	$21.94	7	Verizon CA (9), Nat'l Search Assoc. (5)
Carlsbad Airport Plaza (1) (5)	Carlsbad	1	32	91%	$25.49	16	Network Inference (10), Careercast, Inc. (4)
La Place Court (1) (5)	Carlsbad	2	41	93%	$23.34	18	First Community Bank (9); Nexprise, Inc. (5)
Pacific Ridge Corporate Centre (1) (5)	Carlsbad	2	62	92%	$28.45	12	The McGraw-Hill Company (16); Western Pacific (11)
Pacific View Plaza (1) (5)	Carlsbad	1	26	100%	$26.90	9	HI/FN (9); GMS Realty LLC (8)

San Diego		18	814	93%	$29.01	168

Barton Skyway I	Southwest Austin	1	195	98%	$27.21	11	Intel (123); Blakely, Sokaloff & Zaf (21)
Barton Skyway II	Southwest Austin	1	196	100%	$25.34	3	Sigmatel (94); Billing Concepts/Aptis (76)
Barton Skyway III	Southwest Austin	1	173	100%	$30.11	9	Gray Cary (60); Humana (38)
Barton Skyway IV	Southwest Austin	1	223	100%	$27.58	5	Vignette (110); Oneok, Inc.(53)
Broadmoor Austin (1) (6)	Northwest Austin	7	556	100%	$18.99	2	IBM (556)
Cielo Center	Southwest Austin	3	271	91%	$23.10	39	Partner’s Holdings (42); Arm Inc. (34)
Spyglass Point	Southwest Austin	1	59	100%	$29.09	5	Davis & Wilkerson (30); Keller Williams (18)

Austin		15	1,673	98%	$24.01	74

Subtotal Office Properties in Core Markets		101	15,304	89%	$24.55	860

Office Properties in Other Markets
Carrara Place	Southeast Denver	1	234	89%	$18.02	6	Thomson Healthcare (128); American Medical Response (55)
Highland Court	Southeast Denver	1	93	61%	$18.05	11	Veco Engineering (28); Thayer Media(8)
Orchard Place I & II	Southeast Denver	2	105	75%	$20.39	7	Security Title (44); GSA-DOD (19)
PacifiCare Building	Southeast Denver	1	198	43%	$19.55	4	PacfiCare (64); SS&C (8)
Panorama Point	Southeast Denver	1	79	82%	$17.19	4	Western Stone (39); Stanley Consultants (20)

Denver		6	709	70%	$18.71	32

One Northwestern Plaza	Southfield	1	242	90%	$22.45	35	Watson Wyatt (65); Mass Mutual (13)

Suburban Detroit		1	242	90%	$22.45	35

Subtotal Office Properties in Other Markets		7	951	75%	$19.66	67

Total Office Properties		108	16,255	88%	$24.27	927

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 28

Selected Property Data

As of March 31, 2005

Operating Properties	Submarket	# of Bldgs.	Rentable SF (000’s)	% Leased	Rent Per SF (2)	# of Leases	Major Tenants (3) :
Industrial Properties
Chicago		4	682	82%	$6.52	7	Reliable/Silverline (267); Office Depot (189)
Los Angeles		18	1,253	100%	$6.46	22	Nippon Express (499); Sumitomo (146)
San Diego		5	268	85%	$16.70	8	24-Hour Fitness (50); AP Labs (45)

Subtotal Industrial Properties in Core Markets		27	2,203	93%	$7.72	37

Total Industrial Properties		27	2,203	93%	$7.72	37

Total Operating Properties		135	18,458	89%		964

(1)	- Represents our pro rata square footage of joint venture assets or our pro-rata share of rents.

(2)	- “Rent” includes annualized base rents, recoveries, and escalations divided by occupied square feet. Rent does not include an straight-line rent adjustment. If currently in free rent period, first cash rent is used.

(3)	- Major Tenants include office tenants greater than 50,000 sf, industrial tenants greater than 150,000 sf or the 2 largest per building.

(4)	- Properties owned by Tyson’s International Partners, of which Prentiss Properties owns 25%.

(5)	- Properties owned by Prentiss Office Investors, L.P., of which Prentiss Properties owns 51%.

(6)	- Properties owned by Broadmoor Austin Associates, of which Prentiss Properties owns 50%.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 29

Summary of Financing

March 31, 2005

Description	Number of Bldgs. Encumbered	Balance (000s)	Maturity	Interest Rate		Current Debt Service
2101 Webster (1)	1	$46,284	1-Nov-05	8.22%		Amortizing
Highland Court	1	4,319	1-Apr-06	7.27%		Amortizing
Plaza I & II	2	6,811	1-Jan-07	7.75%		Amortizing
PPREFI Portfolio Loan (2)	36	180,100	26-Feb-07	7.58%		Interest Only
High Bluffs (3)	1	9,182	1-Sep-07	LIBOR + 1.400%		Interest Only
Collateralized Term Loan (4)	2	30,000	30-Sep-07	LIBOR + 1.150%		Amortizing
Corporetum Office Campus	5	24,257	1-Feb-09	7.02%		Amortizing
The Bluffs (3)	1	5,457	23-Jul-09	LIBOR + 1.300%		Interest Only
7101 Wisconsin Avenue	1	20,018	1-Apr-09	7.25%		Amortizing
Prentiss Office Investors, L.P. (3) (5)	9	43,350	1-Aug-09	LIBOR + 0.850%		Interest Only
Lakeside Point (3)	2	10,200	1-Dec-09	LIBOR + 1.100%		Interest Only
Ordway	1	47,283	1-Aug-10	7.95%		Amortizing
1676 International (6)	1	10,844	30-Aug-10	7.63%		Amortizing
8260 Greensboro (6)	1	3,882	30-Aug-10	7.78%		Amortizing
World Savings Center	1	28,115	1-Nov-10	7.91%		Amortizing
Park West C2	1	32,784	10-Nov-10	6.63%		Amortizing
One O’Hare Centre	1	38,950	10-Jan-11	6.80%		Amortizing
3130 Fairview Park Drive	1	21,841	1-Apr-11	7.00%		Amortizing
Broadmoor Austin (6)	7	65,112	10-Apr-11	7.04%		Amortizing
Research Office Center	3	43,277	1-Oct-11	7.64%		Amortizing
Bannockburn Centre	1	25,760	1-Jun-12	8.05%		Amortizing
Del Mar Loan	3	43,242	1-Jun-13	7.41%		Amortizing
Burnett Plaza	1	114,200	1-Apr-15	5.02%		Interest Only

Total Properties Encumbered	83	855,268

Unsecured Financing
Line of Credit		171,500	19-Feb-07	LIBOR + 1.250%
Unsecured Term Loan - Commerz		75,000	15-Mar-09	LIBOR + 1.250%
Unsecured Term Loan - EuroHypo - I		100,000	22-May-08	LIBOR + 1.250%
Unsecured Term Loan - EuroHypo - II		13,690	15-Jul-09	7.46%
Prentiss Capital Trust I Debenture		52,836	30-Mar-35	LIBOR + 1.250%

Total Financing/Weighted Average Rate		$1,268,294		6.08	%(7)

Total Real Estate Buildings						135

Percent of Total Real Estate Book Value Encumbered						52%

Counterparty	Notional Amount	Maturity	Fixed Rate Paid (8)	Fair Value (000s)
Commerzbank	25,000	10-Jul-05	4.345%	$(89)
SunTrust	15,000	10-Jul-05	4.345%	(53)
Fleet National Bank	20,000	1-Mar-06	5.985%	(432)
EuroHypo	30,000	1-Mar-06	5.990%	(649)
SunTrust	50,000	1-Aug-07	2.270%	2,087
Bank of Montreal	25,000	1-Aug-07	2.277%	1,040
PNC Bank (9)	35,700	1-Aug-08	4.139%	348
Bank of America	30,000	30-Sep-08	3.857%	456
PNC Bank	30,000	1-Oct-08	3.819%	494
Bank of America	20,000	1-Oct-08	3.819%	329
Societe Generale	50,000	1-May-09	3.935%	858
Union Bank of California	30,000	1-Oct-09	3.443%	1,225
PNC Bank (9)	10,200	1-Feb-10	4.000%	406

Variable to Fixed Interest Rate Swaps (10)	$370,900			$6,020

(1)	- Interest is being recorded at 3.70%, representing a market interest rate for one year debt at the date of acquisition.

(2)	- The PPREFI Loan is collateralized by the following 36 properties: the Los Angeles Industrial properties (18 properties), the Chicago Industrial properties (four properties), the Cottonwood Office Center properties (three properties), Park West E1 and E2 (two properties), One Northwestern Plaza, 3141 Fairview Park Drive, 13825 Sunrise Valley Drive, O’Hare Plaza II, 1717 Deerfield Road, 2411 Dulles Corner Road, 4401 Fair Lakes Court, the Westpoint Office property and the PacifiCare Building.

(3)	- Represents our pro rata share of consolidated joint venture debt.

(4)	- The Term Loan is collateralized by the following two properties: 8521 Leesburg Pike and IBM Call Center.

(5)	- The Prentiss Office Investors, L.P. Loan is collateralized by the following 9 properties: Camino West Corporate Park, Carlsbad Airport Plaza, La Place Court (2 properties), Pacific Ridge Corporate Centre (2 properties), Pacific View Plaza, Corporate Lakes III, and Computer Associates.

(6)	- Represents our pro rata share of unconsolidated joint venture debt.

(7)	- Includes the effect of interest rate swaps, the amortization of interest rate hedge contracts and usage fees on the line of credit.

(8)	- Represents the fixed rate paid before the spread over LIBOR.

(9)	- Represents our pro rata share of consolidated joint venture swap.

(10) - Represents the amount of variable rate debt converted to fixed rate debt.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 30

Return on Invested Capital

Our calculation of return on invested capital (ROIC) annualizes current quarter stabilized property NOI (after deducting G & A) and divides the number by book value of stabilized properties before depreciation. Management income, interest income and other non-property income are excluded from the calculation. We believe that this measure is extremely important in evaluating the effectiveness of management’s capital allocation decisions. Studies by various investment banks have demonstrated that we rank very high relative to our office and industrial peers by this measure. The chart below shows our measure of ROIC since the third quarter of 1998.

Stock Performance

A dollar invested in Prentiss Properties at our IPO on October 16, 1996 would be worth $3.03 at March 31, 2005 (including dividends). This compares very favorably to a similar investment in the NAREIT Equity Index which would now be worth $2.82 or in the average return of our peer group (ARI, BDN, CLI, CRE, DRE, EOP, HIW, KRC, LRY and RA) which would now be worth $2.77.

Annual Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	2004	2005
Prentiss	26.6%	18.2%	(14.4%)	3.5%	34.9%	9.7%	11.1%	24.6%	22.6%	(9.1%)
NAREIT	18.9%	20.3%	(17.5%)	(4.6%)	26.4%	13.9%	3.8%	37.1%	31.6%	(7.1%)
Peer Grp	17.8%	25.3%	(14.7%)	(0.3%)	32.6%	7.3%	0.2%	32.8%	21.5%	(4.4%)
Average

Cumul. Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	2004	2005
Prentiss	$1.27	$1.50	$1.28	$1.32	$1.79	$1.96	$2.18	$2.72	$3.33	$3.03
NAREIT	$1.19	$1.43	$1.18	$1.12	$1.42	$1.62	$1.68	$2.31	$3.03	$2.82
Peer Grp	$1.18	$1.48	$1.26	$1.26	$1.66	$1.78	$1.79	$2.38	$2.90	$2.77
Average

(1)	10/16/96 to 12/31/96.

(2)	Value of $1.00 invested on 10/16/96, including dividends.

The market price of our stock was $34.16 per share as of March 31, 2004 and was $34.53 as of the close on April 15, 2005. Based on the March 31, 2005 and the April 15, 2005, closing prices, our dividend represents a yield of approximately 6.6% and 6.5%, respectively.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 31

Definitions of Non-GAAP Financial Measures

We use non-GAAP financial measures in our filings and other public disclosures. These non-GAAP financial measures are defined below.

Funds from Operations (FFO)

FFO is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure and as defined by the National Association of Real Estate Investment Trusts, means net income, computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships, joint ventures and subsidiaries. We believe that FFO is helpful to investors and our management as a measure of our operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and, as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, we believe that FFO provides useful information to the investment community about our financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operating performance of REITs. However, our FFO may not be comparable to FFO reported by other REITs that do not define FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to FFO. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Adjusted FFO

Adjusted FFO is a non-GAAP financial measure that we define as FFO (defined above) excluding (adding back) impairment losses related to real estate assets and debt defeasance losses related to real estate assets sold. We believe that our Adjusted FFO provides useful information to the investment community about our financial performance when compared to other REITs as it eliminates FFO differences caused by the timing and classification within the income statement of real estate and real estate debt related losses. However, our Adjusted FFO may not be comparable to FFO or Adjusted FFO reported by other REITs that do not define FFO or Adjusted FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Adjusted FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to Adjusted FFO. Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Like FFO, our Adjusted FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 32

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that we define as FFO (as defined above) less non-incremental capital expenditures, straight-line rent adjustments, rental income adjustments recognized in accordance with Statement of Financial Accounting Standards No. 141 (SFAS No. 141) and the amortization of financing costs. We believe that FAD is helpful to investors and our management as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing and investing activities, it provides investors with an indication of our ability to incur and service debt and to fund dividends and other cash needs. Our FAD may not be comparable to FAD reported by other REITs that do not define FAD exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FAD should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto.

We believe that net income is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus depreciation and amortization, interest expense, losses from property dispositions, including impairment losses, and extraordinary expense items less gains from property dispositions and extraordinary income items. Our management uses NOI internally as a performance measure and believes NOI is useful to investors as a performance measure because NOI reflects only those income and expense items that are incurred at the property level and is therefore a useful measure for evaluating a property’s performance. Using NOI on a comparative basis, it allows investors to evaluate property level performance to: (a) hold management accountable for maintaining or increasing property level NOI from period to period and (b) compare the operating performance of our properties in a given market with the operating performance of other real estate companies in the same market, and consequently allocate their own investment capital accordingly. Our management uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Investors are able to evaluate whether management has appropriately allocated or re-allocated resources to better performing properties.

Further, we use NOI internally as a performance measure and believe NOI is useful to investors as a performance measure because, when compared year over year, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activity, and general and administrative expenses, on an un-leveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items such as interest expense, while included in net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. In addition, it is useful to our management and investors that depreciation and amortization are excluded from NOI because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time, and, instead, real estate values have historically risen or fallen with market conditions.

NOI presented by us may not be comparable to NOI reported by other REITs that do not define NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 33

Same Store NOI and Same Store Growth

Same store NOI is similar to property level NOI, but excludes termination fees, which are generally onetime payments that may distort results of operations for comparable periods and straight-line rent adjustments, which eliminates the impact of rental rate increases or decreases from in-place leases. Same Store Growth represents the percentage change in property level NOI for properties that have been fully operational for two comparable reporting periods. Same Store Growth allows analysts, investors and management to analyze property operations and evaluate the growth trend of our portfolio. We use Same Store NOI internally as a performance measure and believe Same Store NOI is useful to investors as a performance measure because, when compared period over period, Same Store NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income.

Same Store NOI presented by us may not be comparable to Same Store NOI reported by other REITs that do not define Same Store NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store NOI should be examined in conjunction with our other performance measures including net income as presented in our consolidated financial statements and notes thereto. Same Store NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and Financial Data	Prentiss Properties Trust	1st Quarter 2005 Page 34

INVESTOR INFORMATION

RESEARCH COVERAGE

•	AG EDWARDS

Dave AuBuchon

314.955.5452

•	BANK OF AMERICA

Ross Nussbaum

212.847.5668

John Kim

212.847.5761

•	CITIGROUP

Jon Litt

212.816.0231

John Stewart

212.816.1685

•	DEUTSCHE BANK

Lou Taylor

212.469.4912

•	FRIEDMAN, BILLINGS,

RAMSEY & CO. INC.

David Loeb

703.469.1289

Gustavo Sarago

703.469.1042

•	GREEN STREET ADVISORS

Jim Sullivan

949.640.8780

Cedrik Lachance

949.640.8780

•	LEHMAN BROTHERS

David Shulman

212.526.3413

David Harris

212.526.1790

•	MCDONALD INVESTMENTS

Rich Moore

216.443.2815

•	PRUDENTIAL SECURITIES

Jim Sullivan

212.778.2515

Jamie Feldman

212.778.1724

•	RAYMOND JAMES

Paul Puryear

727.573.3800

x 32253

Bill Crow

727.573.8963

3890 West Northwest Highway, Suite 400

Dallas, Texas 75220

214.654.0886

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.